UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 30, 2023	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 8.01. Other Events.

On March 30, 2023, Parks! America, Inc. (the “Company”) issued a news release (the “News Release”) providing details of extensive damage at its Wild Animal Safari®, Pine Mountain park caused by severe weather, including multiple tornados and over nine inches of rain, on March 26-27, 2023. Additional details of the damage and reopening plan are included in the News Release.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) Shell company transactions:

Not applicable

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	News release issued by Parks! America, Inc. on March 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2023

PARKS! AMERICA, INC.

By:	/s/ Todd R. White
Name:	Todd R. White
Title:	Chief Financial Officer

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